Exhibit 99

Accenture Announces Changes to Its Growth Model and Global Management Committee

Changes designed to help company extend market leadership, drive significant value for all stakeholders and continue to deliver market-leading growth

NEW YORK; Jan. 13, 2020 – Accenture (NYSE: ACN) today announced changes to its growth model and Global Management Committee, effective March 1, 2020.

Accenture will organize its market-leading capabilities into four services: Strategy & Consulting, Interactive, Technology, and Operations. The company will manage its business through three geographic markets — North America, Europe, and Growth Markets — instead of operating groups. Accenture will continue to go to market by industry and will expand its global industry programs. At the same time, Accenture will be making leadership changes and expanding its Global Management Committee to include a broader representation of leaders from its services and geographic markets.

Accenture is making these changes at a time of unprecedented change for its clients. Digital and technology are now core to their success, fueling the need for enterprise-wide transformation and continuous innovation. Digital disruption is blurring traditional industry lines, making cross-industry expertise an imperative. This disruption and other changes are happening at the intersection of geography, industry and technology.

Given these dynamics, Accenture is increasing its agility to bring to its clients a unique range of services, from strategy to operations, with digital skills everywhere. Embedded across these services are applied intelligence and deep industry, cross-industry and functional expertise. Accenture also will accelerate innovation by moving seamlessly between global and local, leveraging its unmatched network of more than 100 innovation hubs and working even more closely with its ecosystem partners to create solutions that create value at speed. These changes will make the company an even stronger partner of choice for transformation and innovation.

“Accenture’s formula for market leadership is enduring: We continually transform our business and embrace change to create value for our clients with incredibly talented people, including our deep bench of experienced leaders,” said Julie Sweet, Accenture’s chief executive officer. “The changes we are announcing today will unleash the full potential of the extraordinary capabilities we have built, create greater opportunities for our people, and act as a catalyst for us to again set the new standard in our industry.”

Accenture’s rotation to the New — digital, cloud and security — over the last six years has demonstrated an unmatched ability to identify and scale new opportunities in the most strategic, high-growth areas of the market. These changes are designed to increase the company’s ability to anticipate client needs and market changes.

“Our growth model has always been a source of competitive advantage for us,” Sweet said. “In 2014, we created Strategy, Digital and the Growth Markets to grow our capabilities and position Accenture for the next waves of growth. Now, in 2020, with number one global market share and at about 65% of revenues in the New, we are changing to better serve our clients today and tomorrow and continue to scale from over 500,000 people and $43 billion in revenue.”

Accenture confirmed that there is no change to its business outlook for the second quarter and full fiscal year 2020 that the company provided as part of its first-quarter fiscal 2020 earnings announcement on Dec. 19, 2019.

For more information on Accenture’s new Global Management Committee and leadership changes effective March 1, click here [https://www.accenture.com/us-en/about/leadership/1march].

About Accenture
Accenture is a leading global professional services company, providing a broad range of services and solutions in strategy, consulting, digital, technology and operations. Combining unmatched experience and specialized skills across more than 40 industries and all business functions — underpinned by the world’s largest delivery network — Accenture works at the intersection of business and technology to help clients improve their performance and create sustainable value for their stakeholders. With 505,000 people serving clients in more than 120 countries, Accenture drives innovation to improve the way the world works and lives. Visit us at www.accenture.com.

Forward-Looking Statements
Except for the historical information and discussions contained herein, statements in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “positioned,” “outlook” and similar expressions are used to identify these forward-looking statements. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. These include, without limitation, risks that: the changes to Accenture’s business organization might not achieve the anticipated benefits; Accenture’s results of operations could be adversely affected by volatile, negative or uncertain economic and political conditions and the effects of these conditions on the company’s clients’ businesses and levels of business activity; Accenture’s business depends on generating and maintaining ongoing, profitable client demand for the company’s services and solutions including through the adaptation and expansion of its services and solutions in response to ongoing changes in technology and offerings, and a significant reduction in such demand or an inability to respond to the evolving technological environment could materially affect the company’s results of operations; if Accenture is unable to keep its supply of skills and resources in balance with client demand around the world and attract and retain professionals with strong leadership skills, the company’s business, the utilization rate of the company’s professionals and the company’s results of operations may be materially adversely affected; Accenture could face legal, reputational and financial risks if the company fails to protect client and/or company data from security breaches or cyberattacks; the markets in which Accenture operates are highly competitive, and Accenture might not be able to compete effectively; changes in Accenture’s level of taxes, as well as audits, investigations and tax proceedings, or changes in tax laws or in their interpretation or enforcement, could have a material adverse effect on the company’s effective tax rate, results of operations, cash flows and financial condition; Accenture’s profitability could materially suffer if the company is unable to obtain favorable pricing for its services and solutions, if the company is unable to remain competitive, if its cost-management strategies are unsuccessful or if it experiences delivery inefficiencies; Accenture’s results of operations could be materially adversely affected by fluctuations in foreign currency exchange rates; as a result of Accenture’s geographically diverse operations and its growth strategy to continue to expand in its key markets around the world, the company is more susceptible to certain risks; Accenture’s business could be materially adversely affected if the company incurs legal liability; Accenture’s work with government clients exposes the company to additional risks inherent in the government contracting environment; if Accenture is unable to manage the organizational challenges associated with its size, the company might be unable to achieve its business objectives; Accenture’s ability to attract and retain business and employees may depend on its reputation in the marketplace; if Accenture does not successfully manage and develop its relationships with key alliance partners or fails to anticipate and establish new alliances in new technologies, the company’s results of operations could be adversely affected; Accenture might not be successful at acquiring, investing in or integrating businesses, entering into joint ventures or divesting businesses; if Accenture is unable to protect or enforce its intellectual property rights or if Accenture’s services or solutions infringe upon the intellectual property rights of others or the company loses its ability to utilize the intellectual property of others, its business could be adversely affected; Accenture’s results of operations and share price could be adversely affected if it is unable to maintain effective internal controls; changes to accounting standards or in the estimates and assumptions Accenture makes in connection with the preparation of its consolidated financial statements could adversely affect its financial results; many of Accenture’s contracts include fees subject to the attainment of targets or specific service levels, which could increase the variability of the company’s revenues and impact its margins; Accenture might be unable to access additional capital on favorable terms or at all and if the company raises equity capital, it may dilute its shareholders’ ownership interest in the company; Accenture may be subject to criticism and negative publicity related to its incorporation in Ireland; as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in Accenture plc’s most recent annual report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. Statements in this news release speak only as of the date they were made, and Accenture undertakes no duty to update any forward-looking statements made in this news release or to conform such statements to actual results or changes in Accenture’s expectations.

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Contact:

Stacey Jones
Accenture
+1 917 452 6561
stacey.jones@accenture.com